                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 28, 2005
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                                    VSUS TECHNOLOGIES INCORPORATED
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                           (Exact Name of Registrant as Specified in Charter)

                 Delaware                         002-98748-D                       43-2033337
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     (State or Other Jurisdiction                 (Commission                      (IRS Employer
         of Incorporation)                        File Number)                   Identification No.)

                         444 Madison Avenue, 24th Floor, New York, New York                     10022
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                              (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code   (212) 972-1400
                                                   ----------------------------------------------------------------

                     622 Third Avenue, 33rd Floor, New York, New York 10017
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                 (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SETTLEMENT AGREEMENT AND MUTUAL RELEASES

     As of January 28, 2005, we entered into a Settlement Agreement (the
"Settlement Agreement") with Amiram Ofir, who, prior to that date had been: (a)
our Chief Executive Officer, and a director of ours, and (b) an officer and director of our subsidiaries and affiliates, (i) VSUS Secured Services, Inc., a
Delaware corporation, (ii) First Info Network, Inc., a Delaware corporation,
(iii) Safe Mail Development Ltd., a company organized under the laws of the
State of Israel ("Safe Mail"); and (iv) Safe Mail International Ltd., a company organized under the laws of the British Virgin Islands ("SMI") (collectively, the "Subsidiaries").

     Pursuant to the Settlement Agreement, among other things:

         1. Mr. Ofir resigned (or agreed to resign) as our Chief Executive
Officer, and as a director of ours, and as an officer and director of the
Subsidiaries, as further described in Item 5.02 below. In addition, Hannah Ofir,
Mr. Ofir's spouse, resigned as our Secretary, as further described in Item 5.02 below.

         2. The Employment Agreement between Mr. Ofir and Safe Mail, for his services as our Chief Executive Officer, and as a director of ours, and as an officer and director of Safe Mail, dated as of January 1, 2003 (the "Employment
Agreement"), was terminated, as further described in Item 1.02 below.

         3. 4,389,000 shares of our common stock held by Ofir Holding Limited, a company controlled by Mr. Ofir, and 649,000 shares of our common stock, jointly owned by Mr. Ofir and Mrs. Ofir, were sold to Eli Kissos, our new President and director, for an aggregate purchase price of $170,000 (the "Purchase Price").
The Purchase Price was negotiated as part of the overall settlement, and, therefore, does not necessarily represent the market value of shares of our common stock on the date of the transaction. For more information on Mr.
Kissos's appointment as an officer and director of ours, see Item 5.02 below.

         4. Stock options to purchase: (a) 1,750,000 shares of our common stock, at an exercise price of $0.01 per share, which had an expiration date of
December 31, 2007, and (b) 90,000 shares of our common stock, at an exercise price of $0.001 per share, which were immediately exercisable and had an expiration date of January 31, 2009, which we previously granted to Mr. Ofir pursuant to our 2003 Stock Option Plan, were terminated.

         5. Stock options to purchase: (a) 1,093,750 shares of our common stock, at an exercise price of $0.01 per share, which expire on December 31, 2007
(which amount is identical to the amount of stock options described in 4(a)
above that had vested as of the effective date of the Settlement Agreement), and
(b) 90,000 shares of our common stock, at an exercise price of $0.001 per share, which expire on January 31, 2009 (collectively, the "New Options"), were granted to Mr. Ofir, as further described in Item 3.02 below. All of the New Options vested immediately upon their grant. We agreed that any registration statement we file with the Securities and Exchange Commission to register the shares of common stock underlying our outstanding Series A Preferred Stock, shall also include the shares of our common stock underlying the New Options. Mr. Ofir agreed to subject the shares underlying the New Options to any lockup agreement as to which the holders of our Series A Preferred Stock agree to subject the shares of our common stock underlying such securities.

         6. The right, title and interest to certain of our assets, including, without limitation, our Internet Web site www.safe-mail.net, and the corporate name and trademark "SAF-email," were transferred and assigned to ViVaVu Systems,
Ltd., a new company organized by Mr. Ofir ("ViVaVu"), and, accordingly, we agreed to change Safe Mail's corporate name.

         7. We agreed to reimburse Mr. Ofir the sum of $40,000 in repayment of certain of our expenses he caused to be paid on our behalf during the fourth quarter of 2004. In addition, since Mr. Ofir intends to continue Safe Mail's business under the auspices of ViVaVu, we agreed to: (a) pay certain current payables of Safe Mail, estimated to be approximately $20,784, on or before the earlier of (i) the consummation of an acquisition we are intending to complete, or (ii) any debt or equity financing we consummate for the purposes of such acquisition; and (b) issue a promissory note to Mr. Ofir in the amount of
$20,000, payable without interest on June 30, 2005.

         8. We executed mutual general releases with Mr. Ofir and Mrs. Ofir (the
"Releases"), for all liabilities, debts, expenses and obligations that either party owes to the other, except for certain obligations explicitly set forth in the Settlement Agreement. The Releases are annexed hereto as Exhibits 10.2 and
10.3.

         9. Mr. Ofir agreed not to compete with us, through December 31, 2006, in certain business opportunities we intend to pursue.

         10. Certain of our employees (the "Employees") resigned and, we believe, became employees of ViVaVu, and, accordingly, we agreed to transfer funds in the accounts we had been maintaining for such Employees, pursuant to
Israeli law, to the applicable Employees. In addition to such funds, there are additional amounts we would have owed the Employees if any of them had been fired (the "Deficit Amounts"). The total Deficit Amounts are estimated to be approximately $44,932. We have agreed that, in the event Mr. Ofir terminates any of the Employees on or before December 31, 2006, and pays such Employee's pro rata portion of the Deficit Amounts, subject to certain conditions, we will reimburse him for such expenditure.

     The Settlement Agreement is annexed hereto as Exhibit 10.1.

SOFTWARE LICENSE AGREEMENT, SOFTWARE ESCROW AGREEMENT AND DEVELOPMENT SERVICES
AGREEMENT

     Also, as of January 28, 2005, we entered into a Software License Agreement with ViVaVu (the "Software License Agreement"), pursuant to which we granted a worldwide, perpetual license, including the right to sublicense, to ViVaVu, to:
(a) use certain software and related intellectual property of ours (the
"Original IP") internally in its own operations, or those of its affiliates, which may include providing services to third parties; and (b) incorporate the
Original IP, in object code form only, in larger programs and systems, which
ViVaVu may commercially market, license and sell copies of, in object code form only (the "License").

     The License is exclusive through December 31, 2006, through which period
ViVaVu has agreed not to compete with us in certain business opportunities we intend to pursue. During such period, we have agreed not to sublicense (other than to end users), transfer, sell or assign any software using or deriving in part from the Original IP. Notwithstanding the foregoing, we are not prevented or restricted from: (a) the continued development of the Original IP as part of our current or future business; or (b) the sublicense of any such software to bona fide end users.

     As partial consideration for the License granted by us to ViVaVu under the
Software License Agreement, Mr. Ofir caused Galiad Computers Ltd., a company controlled by him ("Galiad"), from which we had originally purchased the
Original IP, to release us from any and all liability for sums due to Galiad, or its affiliates, as compensation for such original transfer of the Original IP.

     Any modifications or updates made to the Original IP by a party, pursuant to the Software License Agreement, shall be the exclusive property of the party that developed it, subject to the terms of the Development Services Agreement
(as further described below).

     The Software License Agreement is annexed hereto as Exhibit 10.4.

     In connection with the Software License Agreement, we entered into a
Software Escrow Agreement with ViVaVu, dated of even date therewith (the "Escrow
Agreement"), pursuant to which we agreed to place the current source code for the Original IP, along with any incidental documentation or other ancillary materials (collectively, the "Source Material"), in escrow.

     During the term of the Escrow Agreement, ViVaVu will have sole access to the Source Material. Pursuant to the Development Services Agreement (as further described below), ViVaVu is required to provide us with certain software development services. To the extent that ViVaVu modifies the Original IP in providing development services to us, it shall modify the Source Material in escrow.

     Subject to certain additional conditions stated in the Escrow Agreement, the Source Material shall be released and delivered to ViVaVu, in the event: (a)
we give written instructions to the escrow agent to make such delivery, accompanied by payment of any amounts due to the escrow agent under the Escrow
Agreement; (b) we fail to pay the fees of the escrow agent when due, pursuant to the Escrow Agreement; or (c) we have voluntarily or involuntarily been deemed to be bankrupt.

     Subject to certain additional conditions stated in the Escrow Agreement, the Source Material shall be released and delivered to us, in the event: (a)
ViVaVu gives written instructions to the escrow agent to make such delivery, accompanied by payment of any amounts due to the escrow agent under the Escrow
Agreement; (b) ViVaVu materially defaults under the terms of the Development
Services Agreement (described below), and fails to cure such default within fifteen (15) Israeli business days after notice of such default; or (c) ViVaVu has voluntarily or involuntarily been deemed to be bankrupt.

     The Escrow Agreement is annexed hereto as Exhibit 10.5.

     In addition, as of January 28, 2005, we entered into a Development Services
Agreement with ViVaVu (the "Development Services Agreement"), pursuant to which, for the consideration set forth in the Development Services Agreement, on a case-by-case basis, ViVaVu will provide us with: (i) certain customer service and support; (ii) certain development services with respect to the Original IP, which may include, among other things, software design, programming, maintenance and training; and (iii) certain hosting services.

     Any work product of ViVaVu, created for us pursuant to the terms and conditions of the Development Services Agreement, shall be owned exclusively by
us.

     The Development Services Agreement is annexed hereto as Exhibit 10.6.

ITEM 1.02.  TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

     On January 1, 2003, we entered into an Employment Agreement with Amiram
Ofir (the "Employment Agreement"), to serve as our Chief Executive Officer and a director of ours, and as an officer and director of Safe Mail. Pursuant to the
Employment Agreement, we were currently paying Mr.

Ofir a salary of approximately $99,000 per annum, in addition to approximately
$52,400 of other annual compensation.

     On January 28, 2005, Mr. Ofir resigned as our Chief Executive Officer, and a director of ours, and resigned (or agreed to resign) as an officer and director of the Subsidiaries (as further set forth in Item 5.02 below). This resignation occurred pursuant to the Settlement Agreement (as further described in Item 1.01 above). Pursuant to the Settlement Agreement, Mr. Ofir's Employment
Agreement was also terminated, with no obligations thereunder surviving for either party thereto.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     In connection with Amiram Ofir's services as our Chief Executive Officer, and as a director of ours, and as an officer and director of the Subsidiaries
(as applicable), pursuant to our 2003 Stock Option Plan: (a) on January 1, 2003,
we granted Mr. Ofir non-qualified options to purchase 1,750,000 shares of our common stock, at an exercise price of $0.01 per share, which had an expiration date of December 31, 2007 (the "2003 Options"); and (b) on February 1, 2004, we
granted Mr. Ofir non-qualified options to purchase 90,000 shares of our common stock, at an exercise price of $0.001 per share, which were immediately exercisable and had an expiration date of January 31, 2009 (the "2004 Options").

     As of January 28, 2005, pursuant to the Settlement Agreement (as further described in Item 1.01 above), all of the 2003 Options and 2004 Options were terminated, and were replaced with: (a) non-qualified options to purchase
1,093,750 shares of our common stock, at an exercise price of $0.01 per share, which expire on December 31, 2007 (which amount is identical to the amount of
2003 Options that had vested as of that date); and (b) non-qualified options to purchase 90,000 shares of our common stock, at an exercise price of $0.001 per share, which expire on January 31, 2009 (collectively, the "New

Options"). All of the New Options vested immediately upon their grant. We believe that this transaction is exempt from registration under the Securities
Act of 1933, as amended, pursuant to Section 4(2), or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

     We have agreed that any registration statement we file with the Securities and Exchange Commission to register the shares of common stock underlying our outstanding Series A Preferred Stock, shall also include the shares of our common stock underlying the New Options. Mr. Ofir has agreed to subject the shares underlying the New Options to any lockup agreement as to which the holders of our Series A Preferred Stock agree to subject the shares of our common stock underlying such securities.

ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT.

     As of January 28, 2005, we entered into the Settlement Agreement (as further described in Item 1.01 above), with Amiram Ofir, who, prior to that date had been our Chief Executive Officer, and a director of ours, and an officer and director of the Subsidiaries (as applicable). Pursuant to the Settlement
Agreement, among other things:

         1. 4,389,000 shares of our common stock held by Ofir Holding Limited, a company controlled by Mr. Ofir, and 649,000 shares of our common stock, jointly owned by Mr. Ofir and Mrs. Ofir, were sold to Eli Kissos, our new
President and sole director, for an aggregate purchase price of $170,000 (the
"Purchase Price"). The Purchase Price was negotiated as part of the overall settlement, and, therefore, does not necessarily represent the market value of shares of our common stock on the date of the transaction.

     2. Mr. Ofir resigned as our Chief Executive Officer, and as a director of ours, and as an officer and director of Safe Mail, and Mrs. Ofir resigned as our
Secretary, as further described in Item 5.02 below.

     In addition, as of the effective date of the Settlement Agreement, Eli
Kissos was appointed as our President and sole director. For more information regarding Mr. Kissos's appointment as an officer and director of ours, see Item
5.02 below.

     By virtue of: (a) Mr. Kissos's acquisition of approximately 40.7% of our issued and outstanding common stock; (b) the resignations of Mr. Ofir as an officer and director of ours, and of the Subsidiaries, and Mrs. Ofir as an officer of ours; and (iii) the appointment of Mr. Kissos as our President and sole director, a "change of control" of our company is deemed to have occurred as of January 28, 2005.

     To the knowledge of our management, except as otherwise previously disclosed, there are no present arrangements or understandings, which may result in a change in control of our company.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

RESIGNATIONS OF AMIRAM OFIR AND HANNAH OFIR

     Effective as of January 28, 2005, pursuant to the Settlement Agreement (as further described in Item 1.01 above):

     1. Amiram Ofir resigned as a director of ours, and resigned (or agreed to resign) as a director of the Subsidiaries. The primary reason for his resignation was recent disagreements with the holders of our Series A Preferred
Stock over the future course of our business. Mr. Ofir did not hold any positions on any committee of our board of directors, or the boards of the
Subsidiaries, at the time of his resignation.

     2. Mr. Ofir resigned as our Chief Executive Officer, and resigned (or agreed to resign) as an officer of the Subsidiaries, as applicable.

     3. Hannah Ofir, Mr. Ofir's spouse, resigned as our Secretary.

APPOINTMENT OF ELI KISSOS AS PRESIDENT AND DIRECTOR

     As of January 28, 2005, we appointed Eli Kissos as our President, and as a director of ours. Prior to joining our company, Mr. Kissos was the Financial
Controller for Unilever Bestfoods Israel Ltd. ("Unilever Israel"), since May
2002. Prior to this, he held other positions with Unilever Israel, and its predecessors, since 1993. Mr. Kissos is a Certified Public Accountant, licensed in the State of California. In 1989, he received an MBA degree from Long Island
University, located in Brooklyn, New York. He also holds a BA degree in
Accounting and Economics, which he received from the University of Haifa in
Haifa, Israel, in 1983.

     Mr. Kissos does not currently hold any other directorships in reporting companies.

RESIGNATION OF TADAYUKI HARADA

     Effective as of February 2, 2005, Tadayuki Harada resigned as a director of our subsidiary, SMI. Mr. Harada did not give any reasons for his resignation.
Mr. Harada did not hold any positions on any committee of SMI's board of directors at the time of his resignation.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Not Applicable

       (b)  Not Applicable

       (c)  Exhibits

        Exhibits
        --------

        10.1  Settlement Agreement, dated as of January 28, 2005
        10.2  Mutual General Release with Amiram Ofir, dated as of January 28,
              2005
        10.3  Mutual General Release with Hannah Ofir, dated as of January 28,
              2005
        10.4  Software License Agreement, dated as of January 28, 2005
        10.5  Software Escrow Agreement, dated as of January 28, 2005
        10.6  Development Services Agreement, dated as of January 28, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              VSUS TECHNOLOGIES INCORPORATED

Date:  February 3, 2005                       By: /s/ Eli Kissos
     ------------------------------              -------------------------------
                                                      Eli Kissos
                                                      President

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Exhibit Title
-----------    -------------

   10.1        Settlement Agreement, dated as of January 28, 2005
   10.2        Mutual General Release with Amiram Ofir, dated January 28, 2005
   10.3        Mutual General Release with Hannah Ofir, dated January 28, 2005
   10.4        Software License Agreement, dated as of January 28, 2005
   10.5        Software Escrow Agreement, dated as of January 28, 2005
   10.6        Development Services Agreement, dated as of January 28, 2005